                                                                    EXHIBIT 99.3



                          COMBINED FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITORS' REPORT

                                 OXPARC L.L.C.s

                              DECEMBER 31, 1999 AND
                            AUGUST 31, 2000 AND 1999



                                     99.3-1

                                 Oxparc L.L.C.s

                                TABLE OF CONTENTS

                                                                           PAGE
INDEPENDENT AUDITORS' REPORT                                            99.3-3


COMBINED FINANCIAL STATEMENTS


         COMBINED BALANCE SHEETS                                        99.3-4


         COMBINED STATEMENTS OF OPERATIONS                              99.3-5


         COMBINED STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIT)    99.3-6


         COMBINED STATEMENTS OF CASH FLOWS                              99.3-7


         NOTES TO COMBINED FINANCIAL STATEMENTS                         99.3-8


                                     99.3-2

                          INDEPENDENT AUDITORS' REPORT


To the Members
Oxparc L.L.C.s

         We have audited the accompanying combined balance sheet of the Oxparc L.L.C.s as of December 31, 1999, and the related combined statements of operations, changes in members' equity (deficit) and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Oxparc L.L.C.s as of December 31, 1999, and the results of their operations, changes in members' equity (deficit) and their cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                       /s/ REZNICK FEDDER & SILVERMAN

Bethesda, Maryland
November 10, 2000


                                     99.3-3

                                 Oxparc L.L.C.s

                             COMBINED BALANCE SHEETS

                                                                           December 31,   August 31,
                                                                               1999         2000
                                                                          -------------  -----------
                                                                                         (Unaudited)
                                     ASSETS

Cash                                                                         $  11         $   6
                                                                             -----         -----

                                                                             $  11         $   6
                                                                             =====         =====

                    LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Accounts payable, accrued and other liabilities                              $ 911         $ 911
Members' equity (deficit)                                                     (900)         (905)
                                                                             -----         -----

                                                                             $  11         $   6
                                                                             =====         =====


                   See notes to combined financial statements

                                     99.3-4

                                 Oxparc L.L.C.s

                        COMBINED STATEMENTS OF OPERATIONS

                                                                 Eight months   Eight months
                                                 Year ended         ended         ended
                                                December 31,     August 31,     August 31,
                                                   1999             2000          1999
                                                ------------    ------------    -----------
                                                                 (Unaudited)    (Unaudited)
Service company business:
Management fees and other income                 $ 4,706,521    $ 2,484,497    $ 2,593,903
Management and other expenses                     (1,236,108)      (683,953)      (614,952)
                                                 -----------    -----------    -----------

Income from service company business               3,470,413      1,800,544      1,978,951

General and administrative expenses                       80             --             --
                                                 -----------    -----------    -----------

Net income                                       $ 3,470,333    $ 1,800,544    $ 1,978,951
                                                 ===========    ===========    ===========



                   See notes to combined financial statements

                                     99.3-5

                                 Oxparc L.L.C.s

           COMBINED STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIT)


                                               Eight months  Eight months
                                Year ended        ended         ended
                               December 31,    August 31,     August 31,
                                  1999            2000          1999
                               ------------   ------------   -----------
                                              (Unaudited)    (Unaudited)
Balance, beginning             $      (822)   $      (900)   $      (822)

Net income                       3,470,333      1,800,544      1,978,951

Distributions                   (3,470,411)    (1,800,549)    (1,911,972)
                               -----------    -----------    -----------

Balance, end                   $      (900)   $      (905)   $    66,157
                               ===========    ===========    ===========


                   See notes to combined financial statements

                                     99.3-6

                                 Oxparc L.L.C.s

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                                  Eight months  Eight months
                                                                   Year ended        ended         ended
                                                                  December 31,    August 31,     August 31,
                                                                     1999            2000          1999
                                                                  ------------   ------------   -----------
                                                                                 (Unaudited)    (Unaudited)
Cash flows from operating activities
Net income                                                        $ 3,470,333    $ 1,800,544    $ 1,978,951
Adjustments to reconcile net income to net cash
provided by operating activities
Changes in operating assets and operating liabilities                      80             --             --
                                                                  -----------    -----------    -----------

Net cash provided by operating activities                           3,470,413      1,800,544      1,978,951
                                                                  -----------    -----------    -----------

Cash flows from financing activities
Payment of distributions to members                                (3,470,411)    (1,800,549)    (1,911,972)
                                                                  -----------    -----------    -----------

Net cash used in financing activities                              (3,470,411)    (1,800,549)    (1,911,972)
                                                                  -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents                        2             (5)        66,979

Cash, beginning                                                             9             11              9
                                                                  -----------    -----------    -----------

Cash, end                                                         $        11    $         6    $    66,988
                                                                  ===========    ===========    ===========




                   See notes to combined financial statements

                                     99.3-7

                                 Oxparc L.L.C.s

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                December 31, 1999
             (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 1 - ORGANIZATION

    The Oxparc L.L.C.s (the "Companies") were formed under the Maryland Limited Liability Company Act to provide certain management and refinancing services to real estate partnerships in which Oxford Holding Corporation ("OHC") and Oxford Realty Financial Group, Inc. ("ORFG"), and their respective subsidiaries and affiliates, hold equity interests.

    Ownership

    The Companies are owned by the principal shareholders of OHC and ORFG. The spouses of certain such shareholders also own interests in the Companies.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The combined financial statements include the accounts of:
                  Oxparc 1994 L.L.C.,
                  Oxparc 1995 L.L.C.,
                  Oxparc 1996 L.L.C.,
                  Oxparc 1997 L.L.C.,
                  Oxparc 1998 L.L.C. and
                  Oxparc 1999 L.L.C.

    All significant intercompany transactions and accounts have been eliminated.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


                                     99.3-8

                                 Oxparc L.L.C.s

                                December 31, 1999
             (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Interim Financial Information (Unaudited)

    The unaudited combined balance sheet as of August 31, 2000 and the unaudited combined statements of operations, changes in members' equity (deficit) and cash flows for the eight months ended August 31, 2000 and August 31, 1999 have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the eight months ended August 31, 2000 are not necessarily indicative of future operating results.

    Fee Agreements and Related Revenues

    The Companies have entered into various agreements with OHC, ORFG and certain of their affiliates to provide workout and refinancing services related to debt encumbering the real estate assets of such affiliates. Under the terms of the agreements, the Companies receive fees ranging between 12 1/2% and 25% of distributable cash (as defined) when received from such affiliates by OHC and ORFG. All such fees constitute related party revenues and are recognized by the Companies upon receipt of cash distributions by OHC and ORFG from their respective affiliated partnerships.

    Income Taxes

    The Companies have elected to be taxed as partnerships for federal income tax purposes. Accordingly, all items of income, loss, gains and deductions are reported by the Companies' members on their respective tax returns and no provision for income taxes is reflected in the financial statements.


                                     99.3-9

                                 Oxparc L.L.C.s

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 3 - DISPOSITION OF ASSETS

    On June 28, 2000, Apartment Investment and Management Company ("AIMCO") and AIMCO Properties, L.P. ("AIMCO OP") and the principals of Oxford Realty Financial Group, Inc. entered into definitive agreements pursuant to which AIMCO acquired on September 20, 2000, all of the stock and interest held by officers and directors in the entities which own and control the Oxford properties, including the Companies, for $328 million. The Oxford properties are 167 apartment communities including 36,949 units, located in 18 states. The properties are owned by 165 separate partnerships.


                                     99.3-10